UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

                                 SMITH BARNEY
                                  FUNDS, INC.
                                U.S. GOVERNMENT
                                SECURITIES FUND

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2003

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Citigroup Global Markets Inc.

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

                                 WHAT'S INSIDE


Letter from the Chairman...............   1

Manager Overview.......................   2

Fund Performance.......................   5

Historical Performance.................   6

Schedule of Investments................   7

Statement of Assets and Liabilities....   9

Statement of Operations................  10

Statements of Changes in Net Assets....  11

Notes to Financial Statements..........  12

Financial Highlights...................  20

Tax Information........................  23

Independent Auditors' Report...........  24

Additional Information.................  25

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer


Dear Shareholder,

Early this past summer higher-rated taxable bonds surrendered some of the gains they had generated previously in 2003 due in part to signs of a sharp pick-up in the economy. Despite subsequent reports of robust third-quarter economic growth, which raised interest rate concerns, bond investors welcomed comments from the Fed suggesting that it was likely to leave its interest rate targets at current levels for the foreseeable future.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,
/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 12, 2004

                1 Smith Barney Funds, Inc. | 2003 Annual Report

                                MANAGER OVERVIEW

[PHOTO]

Mark Lindbloom

MARK LINDBLOOM
Vice President and
Investment Officer

[PHOTO]

Francis Mustaro


FRANCIS MUSTARO
Vice President and
Investment Officer

Performance Review

For the 12 months ended December 31, 2003, Class A shares of the Smith Barney Funds, Inc. -- U.S. Government Securities Fund, excluding sales charges, returned 2.52%. These shares outperformed the fund's Lipper U.S. mortgage funds category average, which was 2.50% for the same period./1/ In comparison, the fund's


                             PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2003
                           (excluding sales charges)

                                6 Months 12 Months
Class A Shares                    1.15%    2.52%
Lehman Brothers Mortgage-Backed
  Securities Index                1.45%    3.07%
Lipper U.S. Mortgage Funds
  Category Average/1/             0.99%    2.50%

   All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

   Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.92% and 2.04%, Class L shares returned 0.72% and 1.83%, and Class Y shares returned 1.32% and 2.91% over the six- and 12-month periods, respectively, ended December 31, 2003.

   All index performance reflects no deduction for fees, expenses or taxes. The Lehman Brothers Mortgage-Backed Securities Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Corporation. Please note that an investor cannot invest directly in an index.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended December 31, 2003, calculated among the 79 funds for the six-month period and among the 77 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

               2 Smith Barney Funds, Inc. | 2003 Annual Report unmanaged benchmark, the Lehman Brothers Mortgage-Backed Securities Index,/i/ returned 3.07% for the same period.

Market Overview

When the period began, concerns about a faltering economy and stock market volatility, coupled with expectations that interest rates would drop, triggered investor demand for higher-rated fixed-income securities. Because bond prices typically move opposite to interest rate movements, many longer-term fixed-income securities appreciated over the first five months of the period.

The Fed proceeded to reduce its interest rate targets in June to their lowest levels since the Eisenhower Administration. Shortly after the Fed's rate reduction, signs suggesting that gross domestic product ("GDP")/ii/ growth was stronger than expected generated concerns that inflation could pick up. This led investors to question whether the Fed's rate-cutting cycle had run its course, which contributed to a decline in prices of bonds. The decline was exacerbated due to selling from investors holding mortgage-backed securities ("MBS") in their portfolios. Many institutional investors who had previously bought U.S. Treasuries when long-term yields were dropping to help hedge their portfolios' exposure to MBS sold Treasuries as long-term rates rose to help lower their portfolios' duration, a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates, to better preserve their value against a further rise in long-term rates.

Prices of Treasuries bounced back to an extent in September. Rate concerns resurfaced after the Commerce Department released preliminary third-quarter data stating that the economy grew at its fastest pace in almost 20 years. According to estimates that were revised higher later in the quarter, real GDP increased 8.2% over the quarter./iii/ However, selling in the Treasury markets was more contained than it was in July as some of this growth was attributable to one-time factors, such as the tax cuts and end of major combat in Iraq, and many analysts and investors felt that the Fed appeared to be in a holding pattern from adjusting its rate targets.

Portfolio Allocation Approach

We continued to allocate investment capital primarily between mortgage-backed fixed-income securities and U.S. Treasuries through the end of the period,

               3 Smith Barney Funds, Inc. | 2003 Annual Report while maintaining the ability to add exposure to other sectors when opportunities arise. Given that certain fixed-income sectors exhibited more volatility than others during periods throughout 2003, our diversified approach to fixed-income investing minimized overall portfolio volatility yet enabled us to capture competitive yields. Although interest rate fluctuations can be unpredictable, as of the end of the year we maintained a relatively defensive posture in terms of the portfolio's exposure to interest rate risk versus prior periods.

Thank you for your investment in the Smith Barney Funds, Inc. -- U.S. Government Securities Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Mark Lindbloom         /s/ Francis J. Mustaro

Mark Lindbloom             Francis Mustaro
Vice President and         Vice President and
Investment Officer         Investment Officer

January 12, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of December 31, 2003, and are subject to change. Please refer to pages 7 and 8 for a list and percentage breakdown of the fund's holdings.
All index performance reflects no deduction for fees, expenses or taxes.
RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

/i/ The Lehman Brothers Mortgage-Backed Securities Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Corporation. Please note that an investor cannot invest directly in an index.
/ii/ Gross domestic product is a market value of goods and services produced by labor and property in a given country.
/iii/ Source: Bureau of Economic Analysis.


               4 Smith Barney Funds, Inc.  | 2003 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


                                              Without Sales Charges/(1)/
                                          ----------------------------------
                                          Class A  Class B  Class L  Class Y
----------------------------------------------------------------------------
Twelve Months Ended 12/31/03                2.52%    2.04%    1.83%   2.91%
----------------------------------------------------------------------------
Five Years Ended 12/31/03                   5.35     4.84     4.80    5.69
----------------------------------------------------------------------------
Ten Years Ended 12/31/03                    6.06      N/A     5.52    6.35
----------------------------------------------------------------------------
Inception* through 12/31/03                 8.28     6.54     5.60    6.30
---------------------------------------------------------------------------

                                               With Sales Charges/(2)/
                                          ----------------------------------
                                          Class A  Class B  Class L  Class Y
----------------------------------------------------------------------------
Twelve Months Ended 12/31/03               (2.10)%  (2.39)%  (0.19)%  2.91%
----------------------------------------------------------------------------
Five Years Ended 12/31/03                   4.39     4.68     4.59    5.69
----------------------------------------------------------------------------
Ten Years Ended 12/31/03                    5.58      N/A     5.41    6.35
----------------------------------------------------------------------------
Inception* through 12/31/03                 8.03     6.54     5.50    6.30
---------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                              Without Sales Charges/(1)/
        ----------------------------------------------------------------
        Class A (12/31/93 through 12/31/03)             80.15%
        ----------------------------------------------------------------
        Class B (Inception* through 12/31/03)           78.55
        ----------------------------------------------------------------
        Class L (12/31/93 through 12/31/03)             71.09
        ----------------------------------------------------------------
        Class Y (12/31/93 through 12/31/03)             85.07
        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
 * Inception dates for Class A, B, L and Y shares are October 9, 1984, November 7, 1994, December 2, 1992 and January 12, 1993, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


               5 Smith Barney Funds, Inc.  | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)



              Value of $10,000 Invested in Class A Shares of the
                      U.S. Government Securities Fund vs.
               Lehman Brothers Mortgage-Backed Securities Index+
--------------------------------------------------------------------------------

                        December 1993 -- December 2003


                    [CHART]

        U.S. Government
        Securities Fund    Lehman Brothers
       - Class A Shares      MBS Index
        ---------------    ---------------
12/93       $ 9,552           $10,000
12/94         9,411             9,839
12/95        10,966            11,493
12/96        11,401            12,108
12/97        12,504            13,257
12/98        13,259            14,172
12/99        13,228            14,435
12/00        14,542            16,047
12/01        15,574            17,366
12/02        16,786            18,887
12/03        17,209            19,466




+Hypothetical illustration of $10,000 invested in Class A shares on December
 31, 1993, assuming deduction of the maximum 4.50% sales charge in effect at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 7, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through December 31, 2003. The Lehman Brothers Mortgage-Backed Securities ("MBS") Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. obligations. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


               6 Smith Barney Funds, Inc.  | 2003 Annual Report

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003


    FACE
   AMOUNT                              SECURITY                               VALUE
---------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 1.2%
             U.S. Treasury Notes:
$  4,500,000   2.625% due 5/15/08 (a)+                                     $  4,433,733
   1,500,000   4.250% due 8/15/13                                             1,502,345
---------------------------------------------------------------------------------------
             TOTAL U.S. TREASURY OBLIGATIONS
             (Cost -- $5,910,105)                                             5,936,078
---------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 64.3%
   4,600,000 Federal Home Loan Bank, 5.125% due 3/6/06                        4,896,534
             Federal Home Loan Mortgage Corp. (FHLMC):
   1,970,677   7.000% due 2/1/16 (b)                                          2,104,806
   5,677,434   6.500% due 1/1/32 (b)                                          5,985,221
   3,093,611   6.258% due 2/1/32 (c)                                          3,164,336
   3,684,025   5.756% due 5/1/32 (c)                                          3,782,069
  17,832,207   6.000% due 3/1/33 (a)(b)                                      18,534,307
               Gold:
  15,750,000    5.000% due 1/14/33 (d)(e)                                    15,548,211
  19,000,000    5.500% due 1/14/33 (d)(e)                                    19,231,572
  10,000,000    6.000% due 1/14/33 (d)(e)                                    10,334,380
  15,500,000    6.500% due 1/14/33 (d)(e)                                    16,236,250
             Federal National Mortgage Association (FNMA):
   2,075,745   5.500% due 12/1/16 (b)                                         2,154,298
   5,000,000   5.500% due 1/20/18 (d)(e)                                      5,181,250
  10,000,000   6.000% due 1/20/18 (d)(e)                                     10,487,500
   3,731,827   7.000% due 4/1/32 (b)                                          3,952,558
   2,916,543   5.458% due 6/1/32 (c)                                          3,017,199
  15,443,976   6.000% due 7/1/32 (b)                                         16,070,878
   5,691,653   4.602% due 9/1/32 (c)                                          5,806,132
   4,824,939   4.711% due 11/1/32 (c)                                         4,958,622
   6,542,088   4.573% due 12/1/32 (c)                                         6,669,579
  14,466,684   6.500% due 12/1/32 (a)(b)                                     15,136,515
  11,258,461   4.722% due 1/1/33 (c)                                         11,483,652
  40,000,000   5.500% due 1/14/33 (d)(e)                                     40,525,000
   1,400,000   6.000% due 1/14/33 (d)(e)                                      1,447,250
  11,500,000   7.000% due 1/14/33 (d)(e)                                     12,179,213
   6,150,567   4.724% due 2/1/33 (c)                                          6,294,689
   7,694,879   4.926% due 2/1/33 (c)                                          7,926,034
   4,901,098   4.530% due 4/1/33 (c)                                          4,984,810
   9,333,430   4.575% due 5/1/33 (c)                                          9,500,151
   4,609,564   4.413% due 6/1/33 (c)                                          4,727,184
             Government National Mortgage Association (GNMA) Certificates:
   6,998,777   7.000% due 11/15/31 (b)                                        7,464,723
   2,324,460   7.500% due 2/15/32 (b)                                         2,495,164
  17,264,059   6.500% due 10/15/32 (b)                                       18,210,940
   9,201,594   6.000% due 11/15/32                                            9,575,836

                      See Notes to Financial Statements.

               7 Smith Barney Funds, Inc.  | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003

    FACE
   AMOUNT                                  SECURITY                                   VALUE
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 64.3% (continued)
$  7,500,000   5.000% due 1/22/33 (d)(e)                                           $  7,405,078
  10,000,000   5.500% due 1/22/33 (d)(e)                                             10,145,313
-----------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (Cost -- $323,212,934)                                                 327,617,254
-----------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.2%
   6,977,427 Bear Stearns Alternate-A Trust, Series 2003-4, Class 2A1,
              1.461% due 2/25/34 (c)                                                  6,977,427
             Countrywide Home Loans:
   5,083,712   Series 2003-HYB1, Class 1A1, 3.831% due 5/19/33 (c)                    5,064,772
   4,942,745   Series 2003-J10, Class 1A2, 5.250% due 11/25/33                        5,053,957
  11,535,578 FHLMC Structured Pass-Through Securities, Series T-51, Class 1A,
              6.500% due 9/25/43                                                     12,274,582
             FNMA Whole Loan:
      14,601   Series 2002-W9, Class A1B, 4.500% due 8/25/42                             14,601
  12,500,000   Series 2003-W6, Class 1A31, 4.243% due 10/25/42                       12,665,274
   3,925,594   Series 2003-W14, Class 1A1, 1.950% due 9/25/43                         3,915,760
   4,616,996   Series 2003-W15, Class 3A, 4.428% due 12/25/42 (c)                     4,838,902
   4,215,989 Structured Asset Investment Loan Trust, Series 2003-BC1,
               Class A2, 1.481% due 1/25/33 (c)                                       4,216,277
   4,580,137 Structured Asset Securities Corp., Series 2003-31A,
               Class 2A3, 2.050% due 10/25/33 (c)                                     4,583,000
   2,234,804 Washington Mutual Mortgage Pass-Through Certificates,
               Series 2003-AR5, Class A7, 4.210% due 6/25/33 (c)                      2,240,820
     477,319 Wells Fargo Mortgage Backed-Securities Trust, Series 2003-A,
               Class A3, 3.650% due 2/25/33 (c)                                         477,250
-----------------------------------------------------------------------------------------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost -- $62,664,024)                                                   62,322,622
-----------------------------------------------------------------------------------------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $391,787,063)                                                 395,875,954
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (a) -- 22.3%
 113,411,000 Merrill Lynch & Co., Inc., 0.820% due 1/2/04; Proceeds at maturity --
               $113,416,167; (Fully collateralized by U.S. Treasury Bonds,
               5.250% to 8.125% due 8/15/19 to 2/15/29;
               Market value -- $115,679,659) (Cost -- $113,411,000)                 113,411,000
-----------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%
             (Cost -- $505,198,063*)                                               $509,286,954
-----------------------------------------------------------------------------------------------

+ A portion of this security is held as collateral for futures contracts commitments.
(a) All or a portion of this security is segregated for futures contracts commitments and/or "to-be-announced" securities.
(b) Maturity date shown represents the last in the range of maturity dates of mortgage certificates owned.
(c) Variable rate security.
(d) Security is issued on a "to-be-announced" basis (See Note 5).
(e) Security acquired under mortgage dollar roll agreement (See Note 7).
* Aggregate cost for Federal income tax purposes is $505,408,502.

                      See Notes to Financial Statements.

                8 Smith Barney Funds, Inc. | 2003 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2003

ASSETS:
  Investments, at value (Cost -- $391,787,063)                                      $395,875,954
  Repurchase agreement, at value (Cost -- $113,411,000)                              113,411,000
  Cash                                                                                       385
  Receivable for securities sold                                                      15,398,785
  Interest receivable                                                                  1,940,147
  Receivable for Fund shares sold                                                        271,618
  Prepaid expenses                                                                        18,987
------------------------------------------------------------------------------------------------
  Total Assets                                                                       526,916,876
------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                                   163,707,771
  Payable for Fund shares reacquired                                                     929,484
  Management fee payable                                                                 140,796
  Distribution plan fees payable                                                          53,013
  Accrued expenses                                                                       131,827
------------------------------------------------------------------------------------------------
  Total Liabilities                                                                  164,962,891
------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $361,953,985
------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                                       $    270,347
  Capital paid in excess of par value                                                362,986,188
  Overdistributed net investment income                                                 (220,350)
  Accumulated net realized loss from investment transactions and futures contracts    (5,171,091)
  Net unrealized appreciation of investments                                           4,088,891
------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $361,953,985
------------------------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                                             15,628,888
  Class B                                                                              5,288,573
  Class L                                                                              4,576,367
  Class Y                                                                              1,540,869
Net Asset Value:
  Class A (and redemption price)                                                          $13.39
  Class B *                                                                               $13.41
  Class L *                                                                               $13.37
  Class Y (and redemption price)                                                          $13.41
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)                       $14.02
  Class L (net asset value plus 1.01% of net asset value per share)                       $13.51
------------------------------------------------------------------------------------------------

*Redemption price is NAV of Class B and L shares reduced by a 4.50% and 1.00%
 CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).


                      See Notes to Financial Statements.

                9 Smith Barney Funds, Inc. | 2003 Annual Report

 STATEMENT OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2003


      INVESTMENT INCOME:
        Interest                                              $14,537,834
      -------------------------------------------------------------------
      EXPENSES:
        Management fee (Note 2)                                 1,754,802
        Distribution plan fees (Note 8)                         1,595,319
        Shareholder servicing fees (Note 8)                       444,237
        Custody                                                    46,705
        Shareholder communications (Note 8)                        43,748
        Audit and legal                                            39,645
        Registration fees                                          19,729
        Directors' fees                                             4,317
        Other                                                       7,756
      -------------------------------------------------------------------
        Total Expenses                                          3,956,258
      -------------------------------------------------------------------
      Net Investment Income                                    10,581,576
      -------------------------------------------------------------------
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      AND FUTURES CONTRACTS (NOTES 3 AND 6):
        Realized Gain From:
         Investment transactions                                2,486,812
         Futures contracts                                         70,845
      -------------------------------------------------------------------
        Net Realized Gain                                       2,557,657
      -------------------------------------------------------------------
        Change in Net Unrealized Appreciation of Investments:
         Beginning of year                                      8,717,620
         End of year                                            4,088,891
      -------------------------------------------------------------------
        Decrease in Net Unrealized Appreciation                (4,628,729)
      -------------------------------------------------------------------
      Net Loss on Investments and Futures Contracts            (2,071,072)
      -------------------------------------------------------------------
      Increase in Net Assets From Operations                  $ 8,510,504
      -------------------------------------------------------------------

                      See Notes to Financial Statements.

               10 Smith Barney Funds, Inc.  | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS           FOR THE YEARS ENDED DECEMBER 31,


                                              2003           2002
          ------------------------------------------------------------
          OPERATIONS:
           Net investment income         $  10,581,576  $  13,153,698
           Net realized gain                 2,557,657      1,951,332
           Increase (decrease) in net
             unrealized appreciation        (4,628,729)     8,566,243
          -----------------------------------------------------------
           Increase in Net Assets From
             Operations                      8,510,504     23,671,273
          -----------------------------------------------------------
          DISTRIBUTIONS TO SHAREHOLDERS
          FROM (NOTE 9):
           Net investment income           (13,879,797)   (15,163,806)
           Capital                            (720,460)            --
          -----------------------------------------------------------
           Decrease in Net Assets
             From Distributions to
             Shareholders                  (14,600,257)   (15,163,806)
          -----------------------------------------------------------
          FUND SHARE TRANSACTIONS (NOTE
          10):
           Net proceeds from sale of
             shares                        127,226,351    178,373,158
           Net asset value of shares
             issued for reinvestment of
             dividends                      11,226,208     10,917,685
           Cost of shares reacquired      (137,592,154)  (131,070,487)
          -----------------------------------------------------------
           Increase in Net Assets From
             Fund Share Transactions           860,405     58,220,356
          -----------------------------------------------------------
          Increase (Decrease) in Net
           Assets                           (5,229,348)    66,727,823
          NET ASSETS:
           Beginning of year               367,183,333    300,455,510
          -----------------------------------------------------------
           End of year*                  $ 361,953,985  $ 367,183,333
          -----------------------------------------------------------
          * Includes overdistributed
           net investment income of:         $(220,350)     $(256,924)
          -----------------------------------------------------------

                      See Notes to Financial Statements.

               11 Smith Barney Funds, Inc. | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The U.S. Government Securities Fund ("Fund"), a separate investment fund of the Smith Barney Funds, Inc. ("Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company consists of this Fund and two other separate investment funds: Large Cap Value Fund and Short-Term Investment Grade Bond Fund (formerly known as Short-Term High Grade Bond Fund). The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at amortized cost, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

               12 Smith Barney Funds, Inc. | 2003 Annual Report

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager for the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, and 0.40% of the Fund's average daily net assets in excess of $200 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. For the year ended December 31, 2003, the Fund paid transfer agent fees of $179,671 to CTB.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2003, CGM received sales charges of approximately $285,000 and $77,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended December 31, 2003, CDSCs paid to CGM were approximately:

                               Class A Class B  Class L
                         ------------------------------
                         CDSCs $3,000  $298,000 $16,000
                         ------------------------------

               13 Smith Barney Funds, Inc. | 2003 Annual Report

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments and mortgage dollar rolls) were as follows:

-------------------------------------------------------------------------------
Purchases                                                          $495,538,520
-------------------------------------------------------------------------------
Sales                                                               272,967,926
-------------------------------------------------------------------------------

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                      $ 4,896,978
Gross unrealized depreciation                                       (1,018,526)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 3,878,452
-------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities, particularly U.S. Government Agency Obligations, on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At December 31, 2003, the Fund held TBA securities with a total cost of $146,537,492.

                14 Smith Barney Funds, Inc. | 2003 Annual Report

6. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At December 31, 2003, the Fund did not hold any futures contracts.

7. Mortgage Dollar Rolls

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and the income from these investments, together with any additional income received on the sale, is included in investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase the securities may be limited.

During the year ended December 31, 2003, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $1,422,232,774. At December 31, 2003, the Fund had outstanding mortgage dollar rolls with a total cost of $146,537,492.


               15 Smith Barney Funds, Inc. | 2003 Annual Report

8. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 2003, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                            Class A  Class B  Class L
          ------------------------------------------------------------
          Rule 12b-1 Distribution Plan Fees $570,863 $592,745 $431,711
          ------------------------------------------------------------

For the year ended December 31, 2003, total Shareholder Servicing fees were as follows:

                                     Class A  Class B Class L  Class Y
          ------------------------------------------------------------
          Shareholder Servicing Fees $205,696 $51,991 $186,407  $143
          ------------------------------------------------------------

For the year ended December 31, 2003, total Shareholder Communication expenses were as follows:

                                          Class A Class B Class L Class Y
       ------------------------------------------------------------------
       Shareholder Communication Expenses $15,220 $12,408 $16,092   $28
       ------------------------------------------------------------------

9. Distributions Paid to Shareholders by Class

                                    Year Ended        Year Ended
                                 December 31, 2003 December 31, 2002
           ---------------------------------------------------------
           Class A
           Net investment income    $8,491,373        $10,712,950
           Capital                     421,300                 --
           ---------------------------------------------------------
           Total                    $8,912,673        $10,712,950
           ---------------------------------------------------------
           Class B
           Net investment income    $2,578,253        $ 2,508,960
           Capital                     147,263                 --
           ---------------------------------------------------------
           Total                    $2,725,516        $ 2,508,960
           ---------------------------------------------------------
           Class L
           Net investment income    $1,961,894        $ 1,821,122
           Capital                     115,163                 --
           ---------------------------------------------------------
           Total                    $2,077,057        $ 1,821,122
           ---------------------------------------------------------
           Class Y
           Net investment income    $  848,277        $   120,774
           Capital                      36,734                 --
           ---------------------------------------------------------
           Total                    $  885,011        $   120,774
           ---------------------------------------------------------

               16 Smith Barney Funds, Inc. | 2003 Annual Report

10.Capital Shares

At December 31, 2003, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights. Each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                     Year Ended                Year Ended
                                  December 31, 2003         December 31, 2002
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                    3,593,028  $ 48,423,570   7,274,616  $ 98,005,760
Shares issued on reinvestment    490,432     6,592,966     561,403     7,529,445
Shares reacquired             (5,711,053)  (76,613,551) (7,393,573)  (99,345,071)
---------------------------------------------------------------------------------
Net Increase (Decrease)       (1,627,593) $(21,597,015)    442,446  $  6,190,134
---------------------------------------------------------------------------------
Class B
Shares sold                    1,832,511  $ 24,802,084   3,217,996  $ 43,455,112
Shares issued on reinvestment    159,262     2,144,753     144,315     1,941,601
Shares reacquired             (2,229,753)  (29,955,385) (1,229,763)  (16,581,717)
---------------------------------------------------------------------------------
Net Increase (Decrease)         (237,980) $ (3,008,548)  2,132,548  $ 28,814,996
---------------------------------------------------------------------------------
Class L
Shares sold                    2,578,198  $ 34,716,735   2,741,448  $ 36,912,286
Shares issued on reinvestment    123,500     1,659,122     104,484     1,404,635
Shares reacquired             (2,214,597)  (29,703,236) (1,098,565)  (14,755,147)
---------------------------------------------------------------------------------
Net Increase                     487,101  $  6,672,621   1,747,367  $ 23,561,774
---------------------------------------------------------------------------------
Class Y
Shares sold                    1,415,509  $ 19,283,962          --            --
Shares issued on reinvestment     61,638       829,367       3,129  $     42,004
Shares reacquired                (98,639)   (1,319,982)    (28,591)     (388,552)
---------------------------------------------------------------------------------
Net Increase (Decrease)        1,378,508  $ 18,793,347     (25,462) $   (346,548)
---------------------------------------------------------------------------------

11.Capital Loss Carryforward

At December 31, 2003, the Fund had, for Federal income tax purposes, approximately $5,171,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

               17 Smith Barney Funds, Inc. | 2003 Annual Report

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                            2008      2011
                    ----------------------------------------
                    Carryforward Amounts $4,394,000 $777,000
                    ----------------------------------------

12.Income Tax Information and Distributions to  Shareholders

The tax basis components of distributable earnings at December 31 were:

                                             2003         2002
              ----------------------------------------------------
              Accumulated capital losses $(5,171,091) $(3,677,157)
              ----------------------------------------------------
              Unrealized appreciation      3,878,452    8,471,744
              ----------------------------------------------------

At December 31, 2003 and December 31, 2002, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended December 31, was:

                                       2003        2002
                    ---------------------------------------
                    Ordinary income $13,879,797 $15,163,806
                    Capital             720,460          --
                    ---------------------------------------
                    Total           $14,600,257 $15,163,806
                    ---------------------------------------

13.Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-

               18 Smith Barney Funds, Inc. | 2003 Annual Report contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

14.Subsequent Event

Effective February 2, 2004, the 1.00% initial sales charge on Class L shares will no longer be imposed.

               19 Smith Barney Funds, Inc. | 2003 Annual Report

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                      2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $13.58    $13.21    $13.09    $12.67    $13.41
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/           0.40      0.56      0.67      0.78      0.75
  Net realized and unrealized
   gain (loss)/(2)/                   (0.07)     0.45      0.24      0.44     (0.78)
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations    0.33      1.01      0.91      1.22     (0.03)
-------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.49)    (0.64)    (0.79)    (0.80)    (0.71)
  Capital                             (0.03)       --        --        --        --
-------------------------------------------------------------------------------------
Total Distributions                   (0.52)    (0.64)    (0.79)    (0.80)    (0.71)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year         $13.39    $13.58    $13.21    $13.09    $12.67
-------------------------------------------------------------------------------------
Total Return                           2.52%     7.78%     7.09%     9.93%    (0.24)%
-------------------------------------------------------------------------------------
Net Assets, End of Year (millions)     $209      $234      $222      $225      $203
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             0.83%     0.84%     0.85%     0.85%     0.83%
  Net investment income/(2)/           2.91      4.15      5.04      6.19      5.82
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                  69%*     418%      284%      214%      193%
-------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.69, $0.22 and 5.16% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 427%.

               20 Smith Barney Funds, Inc. | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                      2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $13.60    $13.23    $13.11    $12.69    $13.42
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/           0.33      0.50      0.58      0.72      0.70
  Net realized and unrealized
   gain (loss)/(2)/                   (0.06)     0.44      0.26      0.43     (0.79)
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations    0.27      0.94      0.84      1.15     (0.09)
-------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.43)    (0.57)    (0.72)    (0.73)    (0.64)
  Capital                             (0.03)       --        --        --        --
-------------------------------------------------------------------------------------
Total Distributions                   (0.46)    (0.57)    (0.72)    (0.73)    (0.64)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year         $13.41    $13.60    $13.23    $13.11    $12.69
-------------------------------------------------------------------------------------
Total Return                           2.04%     7.25%     6.55%     9.36%    (0.66)%
-------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $70,903   $75,161   $44,901   $15,096   $13,558
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             1.31%     1.32%     1.34%     1.37%     1.33%
  Net investment income/(2)/           2.42      3.68      4.32      5.69      5.34
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                  69%*     418%      284%      214%      193%
-------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.59, $0.25 and 4.45% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 427%.

               21 Smith Barney Funds, Inc. | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                      2003/(1)/  2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $13.58     $13.22    $13.10    $12.67    $13.40
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/           0.30       0.48      0.59      0.72      0.70
  Net realized and unrealized
   gain (loss)/(2)/                   (0.06)      0.45      0.25      0.44     (0.79)
--------------------------------------------------------------------------------------
Total Income (Loss) From Operations    0.24       0.93      0.84      1.16     (0.09)
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.42)    (0.57 )   (0.72 )    (0.73)    (0.64)
  Capital                             (0.03)        --        --        --        --
--------------------------------------------------------------------------------------
Total Distributions                   (0.45)    (0.57 )   (0.72 )    (0.73)    (0.64)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year         $13.37     $13.58    $13.22    $13.10    $12.67
--------------------------------------------------------------------------------------
Total Return                           1.83%      7.17%     6.56%     9.45%    (0.67)%
--------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $61,170    $55,521   $30,960   $15,009   $14,308
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             1.51%      1.43%     1.32%     1.32%     1.29%
  Net investment income/(2)/           2.24       3.58      4.44      5.73      5.38
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                  69%*      418%      284%      214%      193%
--------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.61, $0.23 and 4.57% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 427%.

               22 Smith Barney Funds, Inc. | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                     2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year  $13.59    $13.22    $13.10    $12.68    $13.42
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/          0.44      0.60      0.70      0.83      0.79
  Net realized and unrealized
   gain (loss)/(2)/                  (0.05)     0.44      0.25      0.43     (0.78)
------------------------------------------------------------------------------------
Total Income From Operations          0.39      1.04      0.95      1.26      0.01
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.54)    (0.67)    (0.83)    (0.84)    (0.75)
  Capital                            (0.03)       --        --        --        --
------------------------------------------------------------------------------------
Total Distributions                  (0.57)    (0.67)    (0.83)    (0.84)    (0.75)
------------------------------------------------------------------------------------
Net Asset Value, End of Year        $13.41    $13.59    $13.22    $13.10    $12.68
------------------------------------------------------------------------------------
Total Return                          2.91%     8.06%     7.41%    10.29%     0.08%
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)     $20,655    $2,207    $2,483    $2,444    $2,472
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                            0.48%     0.54%     0.55%     0.56%     0.54%
  Net investment income/(2)/          3.27      4.47      5.29      6.49      6.10
------------------------------------------------------------------------------------
Portfolio Turnover Rate                 69%*     418%      284%      214%      193%
------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.72, $0.23 and 5.41% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 427%.

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2003:

  . A total of 3.35% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

               23 Smith Barney Funds, Inc. | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the U.S. Government Securities Fund of Smith Barney Funds, Inc. ("Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

New York, New York
February 13, 2004


                24 Smith Barney Funds, Inc. | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the U.S. Government Securities Fund ("Fund") are managed under the direction of the Smith Barney Funds, Inc. ("Company") Board of Directors. Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company's Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                              Number of
                                                                              Portfolios
                                           Term of                             in Fund
                                         Office* and        Principal          Complex   Other Board
                             Position(s)   Length         Occupation(s)        Overseen  Memberships
                              Held with    of Time         During Past            by       Held by
Name, Address and Age           Fund       Served          Five Years          Director   Director
-----------------------------------------------------------------------------------------------------
Non-Interested Directors:
Lee Abraham                   Director      Since    Retired; Former Director     27         None
13732 LeHavre Drive                          1999    of Signet Group PLC
Frenchman's Creek
Palm Beach Gardens, FL 33410
Age 76

Allan J. Bloostein            Director      Since    President of Allan           34     Taubman
27 West 67th Street                          1999    Bloostein Associates, a             Realty Corp.
Apt. 5FW                                             consulting firm; Former
New York, NY 10023                                   Director of CVS Corp.
Age 74

Jane F. Dasher                Director      Since    Controller of PBK            27         None
Korsant Partners                             1999    Holdings Inc., a family
283 Greenwich Avenue                                 investment company
3rd Floor
Greenwich, CT 06830
Age 54

Donald R. Foley               Director      Since    Retired                      27         None
3668 Freshwater Drive                        1982
Jupiter, FL 33477
Age 81

Richard E. Hanson Jr.         Director      Since    Retired; Former Head of      27         None
2751 Vermont Route 140                       1999    the New Atlanta Jewish
Poultney, VT 05764                                   Community High School
Age 62


               25 Smith Barney Funds, Inc.  | 2003 Annual Report

                                                                             Number of
                                                                             Portfolios
                                         Term of                              in Fund
                                       Office* and         Principal          Complex   Other Board
                           Position(s)   Length          Occupation(s)        Overseen  Memberships
                            Held with    of Time          During Past            by       Held by
Name, Address and Age         Fund       Served           Five Years          Director   Director
----------------------------------------------------------------------------------------------------
Non-Interested Directors:
Paul Hardin                 Director      Since    Professor of Law &            34         None
12083 Morehead                             1994    Chancellor Emeritus at
Chapel Hill, NC                                    the University of
27514-8426                                         North Carolina
Age 72

Roderick C. Rasmussen       Director      Since    Investment Counselor          27         None
9 Cadence Court                            1982
Morristown, NJ 07960
Age 77

John P. Toolan              Director      Since    Retired                       27     John Hancock
13 Chadwell Place                          1992                                         Funds
Morristown, NJ 07960
Age 73

Interested Director:
R. Jay Gerken, CFA**        Chairman,     Since    Managing Director of         221         None
Citigroup Asset Management  President      2002    Citigroup Global
("CAM")                     and Chief              Markets Inc. ("CGM");
399 Park Avenue, 4th Floor  Executive              Chairman, President and
New York, NY 10022          Officer                Chief Executive Officer
Age 52                                             of Smith Barney Fund
                                                   Management LLC
                                                   ("SBFM"), Travelers
                                                   Investment Adviser, Inc.
                                                   ("TIA") and Citi Fund
                                                   Management Inc.
                                                   ("CFM"); President and
                                                   Chief Executive Officer
                                                   of certain mutual funds
                                                   associated with
                                                   Citigroup Inc.
                                                   ("Citigroup"); Formerly,
                                                   Portfolio Manager of
                                                   Smith Barney Allocation
                                                   Series Inc. (from 1996 to
                                                   2001) and Smith Barney
                                                   Growth and Income
                                                   Fund (from 1996 to
                                                   2000)


               26 Smith Barney Funds, Inc.  | 2003 Annual Report

                                                                            Number of
                                                                            Portfolios
                                        Term of                              in Fund
                                      Office* and         Principal          Complex   Other Board
                        Position(s)     Length          Occupation(s)        Overseen  Memberships
                         Held with      of Time          During Past            by       Held by
Name, Address and Age      Fund         Served           Five Years          Director   Director
--------------------------------------------------------------------------------------------------
Officers:
Andrew B. Shoup       Senior Vice        Since    Director of CAM; Senior      N/A         N/A
CAM                   President and       2003    Vice President and Chief
125 Broad Street      Chief                       Administrative Officer of
10th Floor            Administrative              mutual funds associated
New York, NY 10004    Officer                     with Citigroup;
Age 47                                            Treasurer of certain
                                                  mutual funds associated
                                                  with Citigroup; Head of
                                                  International Funds
                                                  Administration of CAM
                                                  (from 2001 to 2003);
                                                  Director of Global Funds
                                                  Administration of CAM
                                                  (from 2000 to 2001);
                                                  Head of U.S. Citibank
                                                  Funds Administration of
                                                  CAM (from 1998 to
                                                  2000)

Richard L. Peteka     Chief Financial    Since    Director of CGM; Chief       N/A         N/A
CAM                   Officer and         2002    Financial Officer and
125 Broad Street      Treasurer                   Treasurer of certain
11th Floor                                        mutual funds associated
New York, NY 10004                                with Citigroup; Director
Age 42                                            and Head of Internal
                                                  Control for CAM U.S.
                                                  Mutual Fund
                                                  Administration (from
                                                  1999 to 2000); Vice
                                                  President, Head of
                                                  Mutual Fund
                                                  Administration and
                                                  Treasurer at
                                                  Oppenheimer Capital
                                                  (from 1996 to 1999)

Mark Lindbloom        Vice President     Since    Portfolio Manager;           N/A         N/A
CAM                   and Investment      2002    Managing Director of
399 Park Avenue       Officer                     Salomon Brothers Asset
4th Floor                                         Management Inc
New York, NY 10022                                ("SBAM")
Age 47

Francis Mustaro       Vice President     Since    Portfolio Manager;           N/A         N/A
CAM                   and Investment      2002    Director of SBAM
399 Park Avenue       Officer
4th Floor
New York, NY 10022
Age 52

               27 Smith Barney Funds, Inc. | 2003 Annual Report

                                                                             Number of
                                                                             Portfolios
                                         Term of                              in Fund
                                       Office* and         Principal          Complex   Other Board
                           Position(s)   Length          Occupation(s)        Overseen  Memberships
                            Held with    of Time          During Past            by       Held by
Name, Address and Age         Fund       Served           Five Years          Director   Director
---------------------------------------------------------------------------------------------------
Andrew Beagley             Chief Anti-    Since    Director of CGM (since       N/A         N/A
CAM                        Money           2002    2000); Director of
399 Park Avenue, 4th Floor Laundering              Compliance, North
New York, NY 10022         Compliance              America, CAM (since
Age 40                     Officer                 2000); Chief Anti-
                                                   Money Laundering
                                                   Compliance Officer and
                                                   Vice President of certain
                                                   mutual funds associated
                                                   with Citigroup; Director
                                                   of Compliance, Europe,
                                                   the Middle East and
                                                   Africa, CAM (from 1999
                                                   to 2000); Compliance
                                                   Officer, Salomon
                                                   Brothers Asset
                                                   Management Limited,
                                                   Smith Barney Global
                                                   Capital Management
                                                   Inc., Salomon Brothers
                                                   Asset Management Asia
                                                   Pacific Limited (from
                                                   1997 to 1999)

Kaprel Ozsolak             Controller     Since    Vice President of CGM;       N/A         N/A
CAM                                        2002    Controller of certain
125 Broad Street                                   mutual funds associated
11th Floor                                         with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel          Secretary      Since    Managing Director and        N/A         N/A
CAM                        and Chief       2003    General Counsel of
300 First Stamford Place   Legal                   Global Mutual Funds for
4th Floor                  Officer                 CAM and its
Stamford, CT 06902                                 predecessor (since
Age 48                                             1994); Secretary of
                                                   CFM; Secretary and
                                                   Chief Legal Officer of
                                                   mutual funds associated
                                                   with Citigroup

--------
* Each Director and officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" of the Fund as defined in the Investment
  Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


               28 Smith Barney Funds, Inc. | 2003 Annual Report

 SMITH BARNEY
   FUNDS, INC.



          DIRECTORS                 OFFICERS (continued)
          Lee Abraham               Andrew Beagley
          Allan J. Bloostein        Chief Anti-Money Laundering
          Jane F. Dasher            Compliance Officer
          Donald R. Foley
          R. Jay Gerken, CFA        Kaprel Ozsolak
           Chairman                 Controller
          Richard E. Hanson, Jr.
          Paul Hardin               Robert I. Frenkel
          Roderick C. Rasmussen     Secretary and Chief Legal Officer
          John P. Toolan
                                    INVESTMENT MANAGER
          OFFICERS                  Smith Barney Fund
          R. Jay Gerken, CFA         Management LLC
          President and Chief
          Executive Officer         DISTRIBUTOR
                                    Citigroup Global Markets Inc.
          Andrew B. Shoup
          Senior Vice President     CUSTODIAN
          and Chief Administrative  State Street Bank and
          Officer                    Trust Company

          Richard L. Peteka         TRANSFER AGENT
          Chief Financial Officer   Citicorp Trust Bank, fsb.
          and Treasurer             125 Broad Street, 11th Floor
                                    New York, New York 10004
          Mark Lindbloom
          Vice President and        SUB-TRANSFER AGENT
          Investment Officer        PFPC Inc.
                                    P.O. Box 9699
          Francis Mustaro           Providence, Rhode Island
          Vice President and        02940-9699
          Investment Officer

  Smith Barney Funds, Inc.



  U.S. Government Securities Fund

  The Fund is a separate investment fund of the Smith Barney Funds, Inc., a Maryland corporation.


  This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2004, this report must be accompanied by performance information for the most recently completed calendar quarter.

  U.S. GOVERNMENT SECURITIES FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarneymutualfunds.com


 (C)2003 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD01086 2/04                                                            04-6076

ITEM 2.    CODE OF ETHICS.

           The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

           The Board of Directors of the registrant has determined that Jane Dasher, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Dasher as the Audit Committee's financial expert. Ms. Dasher is an "independent" Director pursuant to paragraph (a)(2) of
           Item 3 to Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

           (a) Audit Fees for Smith Barney Funds, Inc. of $52,500 and $48,000 for the years ended 12/31/03 and 12/31/02.

           (b) Audit-Related Fees for Smith Barney Funds, Inc. of $0 and $0 for the years ended 12/31/03 and 12/31/02.

           (c) Tax Fees for Smith Barney Funds, Inc. of $6,700 and $6,400 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Funds, Inc.

           (d) There were no all other fees for Smith Barney Funds, Inc. for the years ended 12/31/03 and 12/31/02.

           (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

               The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

               The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

               Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
               (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

               (2)

           (f) N/A

           (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

           (h) Yes. The Smith Barney Funds Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Funds Inc.'s or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

           Not applicable.

ITEM 6.    [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           Not applicable.

ITEM 8.    [RESERVED]

ITEM 9.    CONTROLS AND PROCEDURES.

           (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

           (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.   EXHIBITS.

           (a)   Code of Ethics attached hereto.

           Exhibit 99.CODE ETH

           (b)   Attached hereto.

           Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

           Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Funds, Inc.


By:     /s/ R. Jay Gerken
        R. Jay Gerken
        Chief Executive Officer of
        Smith Barney Funds, Inc.

Date:   March 8, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ R. Jay Gerken
        R. Jay Gerken
        Chief Executive Officer of
        Smith Barney Funds, Inc.

Date:   March 8, 2004


By:     /s/ Richard L. Peteka
        Richard L. Peteka)
        Chief Financial Officer of
        Smith Barney Funds, Inc.

Date:   March 8, 2004